CONSULTING GROUP CAPITAL MARKETS FUNDS (the “Trust”)

With Respect To:

Municipal Bond Investments

Supplement dated October 17, 2005 to the Prospectus and Statement of Additional Information dated December 29, 2004

The following information supplements, revises and supersedes, as applicable, the information contained in the Prospectus and Statement of Additional Information of the Trust.

The Trust’s Board of Trustees approved the following:

•	Effective October 17, 2005, the termination of Smith Affiliated Capital Corporation and the hiring of McDonnell Investment Management, LLC (“McDonnell”), as an investment adviser to Municipal Bond Investments (the “Municipal Bond Portfolio”). McDonnell employs a conservative approach to active municipal bond management. Duration is typically maintained at 90–105% of the benchmark duration. In order to add value, McDonnell attempts to identify relative value opportunities among securities and sectors, as well as exploiting anticipated changes in the slope of the yield curve.

•	The hiring of McDonnell has resulted in the entering into of an investment advisory agreement dated October 17, 2005 and effective October 17, 2005, between Smith Barney Fund Management LLC (“SBFM”) and McDonnell. Under the terms of the agreement, McDonnell will receive a fee of 0.20%, that is computed daily and paid monthly based on the value of the average net assets of the Portfolio. McDonnell is located at 1515 W. 22nd Street, 11th Floor, Oakbrook, IL 60523. Stephen Wlodarski, CFA, Managing Director of the Municipal Client Group, Daniel Vande Velde, Vice President and Senior Portfolio Manager of the Municipal Client Group and James Grabovac, CFA, Vice President and Senior Portfolio Manager of the Municipal Client Group, are primarily responsible for the day-to-day management of the Fund’s portfolio.

•	Mr. Wlodarski is the lead member of the portfolio management team responsible for overseeing and developing the overall Fund strategy. Mr. Vande Velde and Mr. Grabovac are primarily responsible for implementation and management of the strategy and monitoring overall risk management on the Fund. Prior to joing McDonnell, Mr. Wlodarski served as Vice President and Senior Municipal Portfolio Manager of Van Kampen Management Inc. Mr. Wlodarski has more than twenty years of investment industry experience. Prior to joining McDonnell, Mr. Vande Velde was portfolio manager for tax-exempt separate account portfolios at Van Kampen Management Inc. Mr. Vande Velde has more than fourteen years of investment industry experience. Prior to joining McDonnell, Mr. Grabovac was an independent futures trader and also previously managed tax-exempt mutual funds at INVESCO Funds Inc. in Denver, Colorado.

•	As of September 30, 2005, McDonnell had assets under management of approximately $9.74 billion. The assets of the Municipal Bond Portfolio will be allocated 100% to McDonnell.

Shareholders of the Municipal Bond Portfolio will soon receive an information statement regarding this change.

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